Exhibit 99.1
News Release

INVESTORS/ANALYSTS:	MEDIA:
Patrick Cronin	Teri Llach
(925) 226-9973	(925) 226-9028
investor.relations@bhnetwork.com	teri.llach@bhnetwork.com

Blackhawk Announces First Quarter 2015 Financial Results
Adjusted Operating Revenues Up 48% Versus First Quarter 2014
Adjusted Net Income Increases 266%

Pleasanton, California, April 28, 2015— Blackhawk Network Holdings, Inc. (NASDAQ: HAWK and HAWKB) today announced financial results for the first quarter ended March 28, 2015.

$ in millions except per share amounts	Q1'15	Q1'14	% Increase

Operating Revenues	$319.7	$233.1	37%
Adjusted Operating Revenues	$164.4	$110.8	48%
Adjusted EBITDA	$27.2	$12.0	127%
Adjusted Net Income	$18.9	$5.2	266%
Adjusted EPS (Diluted)	$0.34	$0.10	240%
EPS (GAAP Diluted)	$0.08	$(0.06)	N/M

"Our U.S. and international retail segments began the year with good momentum, growing first quarter transaction dollar volume 26% and 29% respectively," commented CEO Bill Tauscher. "In our U.S. retail segment, which accounted for 64% of adjusted operating revenues, adjusted operating revenues grew 33% over last year's first quarter. This reflected strong sales of closed and open loop gift cards. International retail adjusted operating revenues grew 5%, or 19% on a constant currency basis, driven by sales of digital media products. In our incentives and rewards segment transaction dollar volume grew 294% primarily reflecting the acquisition of Parago, or 45% excluding 2014 acquisitions. Incentives and rewards, which generated 22% of worldwide adjusted operating revenues, grew its adjusted operating revenues 279%, or 47% excluding 2014 acquisitions. That brought Company-wide adjusted operating revenues to $164 million for the quarter, a 48% increase over the same period last year."

CFO Jerry Ulrich added, "Adjusted EBITDA grew 127%, higher than adjusted operating revenue growth due to expense leverage in sales and marketing and general and administrative expenses. Excluding 2014 acquisitions, our adjusted operating revenues grew 27% and adjusted EBITDA grew 94%. First quarter adjusted net income grew 266% to $18.9 million and adjusted diluted EPS totaled $0.34, an increase of 240% over the first quarter of 2014. Excluding a reduction in cash taxes payable related to our 2014 spin-off from Safeway and the realization of acquisition-related net operating losses, adjusted net income grew 153% and adjusted diluted EPS grew 143%."

Conference Call/Webcast

On Wednesday, April 29 at 6:00 a.m. PDT / 9:00 a.m. EDT the Company will host a conference call and live webcast to discuss first quarter financial results and provide financial guidance for the remainder of 2015. Hosting the call will be Bill Tauscher, Chief Executive Officer; Talbott Roche, President; and Jerry Ulrich, Chief Financial & Administrative Officer. Participants may access the live webcast by visiting the Company’s investor relations website at ir.blackhawknetwork.com. A copy of the webcast presentation slides will be posted to the presentations tab of the Company's investor relations website by 2 p.m. PDT on April 28, 2015. A replay of the webcast will be available on the Company's investor relations website until Wednesday, May 13, 2015.

GAAP financial results for the first quarter of 2015 compared to the first quarter of 2014

•
Operating revenues totaled $319.7 million, an increase of 37% from $233.1 million for the quarter ended March 22, 2014. This increase was due to a 24% increase in commissions and fees driven primarily by higher closed loop gift card sales; a 105% increase in program, interchange, marketing and other fees due to strong open loop gift card sales in the U.S. retail segment and growth in the incentives and rewards segment, reflecting the acquisition of Parago in late 2014; and a 36% increase in product sales primarily due to growth at Cardpool.

•
Net income totaled $4.7 million compared to net loss of $2.8 million for the quarter ended March 22, 2014. The increase was driven primarily by a 37% increase in operating revenues and a $4.1 million non-cash contingent consideration credit related to the acquisition of CardLab, partially offset by higher operating expenses including amortization of intangibles and interest expense related to the acquisition of Parago.

•
Earnings per diluted share was $0.08 compared to net loss per diluted share of $0.06 for the quarter ended March 22, 2014. Diluted shares outstanding increased 6% to 55.4 million due to the dilutive effect of stock options and restricted stock awards in the 2015 period as compared to the 2014 period in which diluted shares were the same as average shares outstanding because of the net loss in the 2014 period.

Non-GAAP financial results for the first quarter of 2015 compared to the first quarter of 2014 (see Table 2 for Reconciliation of Non-GAAP Measures)

•
Adjusted operating revenues totaled $164.4 million, an increase of 48% from $110.8 million for the quarter ended March 22, 2014. Excluding our 2014 acquisitions, adjusted operating revenues grew 27%, or 30% on a constant currency basis.

•
Adjusted EBITDA totaled $27.2 million, an increase of 127% from $12.0 million for the quarter ended March 22, 2014. Excluding 2014 acquisitions, adjusted EBITDA increased 94%, or 99% on a constant currency basis.

•
Adjusted net income totaled $18.9 million, an increase of 266% from $5.2 million for the quarter ended March 22, 2014. Excluding the impact of the reduction in cash taxes payable, adjusted net income was $9.6 million, an increase of 153% from $3.8 million for the quarter ended March 22, 2014. Adjusted net income grew faster than adjusted EBITDA primarily due to slower growth in depreciation as compared to adjusted EBITDA growth and a 210 basis point reduction in the first quarter 2015 effective tax rate on adjusted income before taxes as compared to 2014. The lower tax rate was due primarily to tax benefits from foreign rate differential resulting from jurisdictional mix of pre-tax income and lower operating losses of certain foreign subsidiaries for which we do not recognize an income tax benefit.

•
Adjusted diluted EPS was $0.34, an increase of 240% from $0.10 for the quarter ended March 22, 2014. Excluding the impact of the reduction in cash taxes payable, adjusted diluted EPS increased 143% to $0.17.

About Blackhawk Network

Blackhawk Network Holdings, Inc. is a leading prepaid and payments global company that supports the program management and distribution of gift cards, prepaid telecom products and financial service products in a number of different retail, digital and incentive channels. Blackhawk’s digital platform supports prepaid across a network of digital distribution partners including retailers, financial service providers, and mobile wallets. For more information, please visit www.blackhawknetwork.com and www.giftcardmall.com.

Use of Non-GAAP Financial Measures

Blackhawk regards the non-GAAP financial measures provided in this press release as useful measures of the operational and financial performance of its business. Reconciliations of non-GAAP financial measures to Blackhawk’s financial results as determined in accordance with GAAP are included at the end of this press release following the accompanying financial data. The use of non-GAAP financial measures has certain limitations as they do not reflect all items of income, expense, or cash flows that affect Blackhawk’s financial performance under GAAP. These non-GAAP financial measures should be considered in addition to, not as a substitute for or in isolation from, measures prepared in accordance with GAAP. In addition, these non-GAAP measures may differ from the non-GAAP information used by other companies, including peer companies, and therefore comparability may be limited. Blackhawk encourages investors and others to review Blackhawk’s financial information in its entirety and not rely on any single financial measure.

Forward Looking Statements

This press release may contain certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements are indicated by words or phrases such as "guidance," "believes," "expects," "anticipates," "estimates," "plans," "continuing," "ongoing," and similar words or phrases and the negative of such words and phrases. Forward-looking statements are based on our current plans and expectations and involve risks and uncertainties which are, in many instances, beyond our control, and which could cause actual results to differ materially from those included in or contemplated or implied by the forward-looking statements. Such risks and uncertainties include the following: our ability to generate adequate taxable income to enable us to fully utilize the cash tax benefits referred to in this release, changes in applicable tax law that preclude us from fully utilizing the cash tax benefits referred to in this release, our ability to grow adjusted operating revenues and adjusted net income as anticipated, our ability to grow at historic rates or at all, the consequences should we lose one or more of our top distribution partners or fail to attract new distribution partners to our network or if the financial performance of our distribution partners' businesses decline, our reliance on our content providers, the demand for their products and our exclusivity arrangements with them, our reliance on relationships with card issuing banks, the consequences to our future growth if our distribution partners fail to actively and effectively promote our products and services, the requirement that we comply with applicable laws and regulations, including increasingly stringent money-laundering rules and regulations, and other risks and uncertainties described in our reports and filings with the Securities and Exchange Commission, including the risks and uncertainties set forth in Item 1A under the heading Risk Factors in our Annual Report on Form 10-K and other subsequent periodic reports we have filed with the Securities and Exchange Commission. We undertake no obligation to update forward-looking statements to reflect developments or information obtained after the date hereof and disclaim any obligation to do so other than as may be required by law.

BLACKHAWK NETWORK HOLDINGS, INC. CONDENSED CONSOLIDATED STATEMENTS OF INCOME (In thousands, except per share amounts) (Unaudited)

	12 weeks ended
	March 28, 2015	March 22, 2014
OPERATING REVENUES:
Commissions and fees	$220,402	$178,095
Program, interchange, marketing and other fees	73,104	35,665
Product sales	26,225	19,355
Total operating revenues	319,731	233,115
OPERATING EXPENSES:
Partner distribution expense	155,354	124,307
Processing and services	64,208	41,625
Sales and marketing	43,593	33,078
Costs of products sold	24,903	19,304
General and administrative	18,748	14,603
Transition and acquisition	175	2
Amortization of acquisition intangibles	5,974	4,409
Change in fair value of contingent consideration	(4,139)	—
Total operating expenses	308,816	237,328
OPERATING INCOME (LOSS)	10,915	(4,213)
OTHER INCOME (EXPENSE):
Interest income and other income (expense), net	(801)	(409)
Interest expense	(2,757)	(45)
INCOME (LOSS) BEFORE INCOME TAX EXPENSE	7,357	(4,667)
INCOME TAX EXPENSE (BENEFIT)	2,620	(1,783)
NET INCOME (LOSS) BEFORE ALLOCATION TO NON-CONTROLLING INTERESTS	4,737	(2,884)
Net (income) loss attributable to non-controlling interests, net of tax	(31)	43
NET INCOME (LOSS) ATTRIBUTABLE TO BLACKHAWK NETWORK HOLDINGS, INC.	$4,706	$(2,841)
EARNINGS (LOSS) PER SHARE:
Basic – Class A and Class B	$0.09	$(0.06)
Diluted – Class A and Class B	$0.08	$(0.06)
Weighted average shares outstanding—basic	53,323	52,095
Weighted average shares outstanding—diluted	55,416	52,095

BLACKHAWK NETWORK HOLDINGS, INC. CONDENSED CONSOLIDATED BALANCE SHEETS (In thousands) (Unaudited)

	March 28, 2015	January 3, 2015	March 22, 2014
ASSETS
Current assets:
Cash and cash equivalents	$219,416	$911,615	$134,831
Restricted cash	3,189	5,000	—
Settlement receivables, net	237,233	526,587	184,395
Accounts receivable, net	176,620	181,431	117,614
Deferred income taxes	33,713	38,456	20,145
Other current assets	93,860	95,658	64,945
Total current assets	764,031	1,758,747	521,930
Property, equipment and technology, net	132,014	130,008	82,156
Intangible assets, net	161,040	170,957	93,351
Goodwill	328,510	331,265	133,633
Deferred income taxes	330,686	1,678	727
Other assets	86,285	93,086	82,194
TOTAL ASSETS	$1,802,566	$2,485,741	$913,991
LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Settlement payables	$462,346	$1,383,481	$370,757
Consumer and customer deposits	103,575	133,772	55,093
Accounts payable and accrued operating expenses	103,887	117,118	76,577
Note payable, current portion	37,384	11,211	—
Notes payable to Safeway	19,449	27,678	113,000
Bank line of credit	10,000	—	—
Other current liabilities	57,883	102,352	36,595
Total current liabilities	794,524	1,775,612	652,022
Deferred income taxes	8,101	45,375	24,501
Note payable	325,208	362,543	—
Other liabilities	10,096	14,432	7,549
Total liabilities	1,137,929	2,197,962	684,072
Stockholders’ equity:
Preferred Stock	—	—	—
Class A common stock	13	13	12
Class B common stock	41	41	41
Additional paid-in capital	519,668	137,916	112,546
Treasury stock	—	—	(305)
Accumulated other comprehensive loss	(29,059)	(19,470)	(3,397)
Retained earnings	167,081	162,439	114,067
Total Blackhawk Network Holdings, Inc. equity	657,744	280,939	222,964
Non-controlling interests	6,893	6,840	6,955
Total stockholders’ equity	664,637	287,779	229,919
TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$1,802,566	$2,485,741	$913,991

BLACKHAWK NETWORK HOLDINGS, INC. CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS (In thousands) (Unaudited)

	12 weeks ended		53 weeks ended	52 weeks ended
	March 28, 2015	March 22, 2014	March 28, 2015	March 22, 2014
OPERATING ACTIVITIES:
Net income (loss) before allocation to non-controlling interests	$4,737	$(2,884)	$53,046	$50,543
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities:
Depreciation and amortization of property, equipment and technology	8,395	5,386	31,557	22,502
Amortization of intangibles	6,999	5,532	25,838	12,168
Amortization of program development costs	6,454	5,657	25,248	22,518
Employee stock-based compensation expense	4,989	2,670	17,684	9,560
Distribution partner mark-to-market expense	—	622	690	9,103
Change in fair value of contingent consideration	(4,139)	—	(7,861)	(15,318)
Reversal of reserve for patent litigation	—	—	(3,852)	—
Excess tax benefit from stock-based awards	(2,491)	(779)	(4,442)	(3,190)
Deferred income taxes	13,371	—	1,546	(1,053)
Other	1,308	956	5,400	4,596
Changes in operating assets and liabilities:
Settlement receivables	284,100	625,608	(65,095)	(23,167)
Settlement payables	(914,632)	(1,109,862)	109,225	33,792
Accounts receivable, current and long-term	4,934	15,134	(44,198)	(26,830)
Prepaid expenses and other current assets	(4,027)	5,446	(11,753)	(9,526)
Other assets	(529)	(4,978)	(23,930)	(40,892)
Consumer and customer deposits	(30,198)	178	4,720	425
Accounts payable and accrued operating expenses	(10,507)	(22,249)	12,684	21,442
Other current and long-term liabilities	(21,403)	(24,048)	21,621	7,134
Income taxes, net	(22,583)	(21,475)	(17,960)	(22,838)
Net cash provided by (used in) operating activities	(675,222)	(519,086)	130,168	50,969
INVESTING ACTIVITIES:
Change in overnight cash advances to Safeway	—	—	—	40,155
Expenditures for property, equipment and technology	(13,843)	(8,538)	(45,014)	(32,456)
Business acquisitions, net of cash received	—	(1,341)	(236,264)	(150,711)
Sale of trading securities	—	—	—	29,749
Change in restricted cash	1,811	—	(3,189)	8,968
Other	—	—	(499)	(650)
Net cash used in investing activities	(12,032)	(9,879)	(284,966)	(104,945)

BLACKHAWK NETWORK HOLDINGS, INC. CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS (continued) (In thousands) (Unaudited)

	12 weeks ended		53 weeks ended	52 weeks ended
	March 28, 2015	March 22, 2014	March 28, 2015	March 22, 2014
FINANCING ACTIVITIES:
Dividends paid	(64)	(67)	(80)	(129)
Payments for acquisition liability	(1,811)	—	(1,811)	(4,221)
Proceeds from issuance of note payable	—	—	375,000	—
Payments of costs for issuance of note payable	—	—	(3,783)	—
Repayment of note payable	(11,250)	—	(11,250)	—
Borrowings under revolving bank line of credit	387,500	—	602,500	—
Repayments on revolving bank line of credit	(377,500)	—	(592,500)	—
Proceeds from notes payable to Safeway	—	—	27,678	—
Borrowings under Safeway line of credit, net	—	113,000	(113,000)	113,000
Repayment of debt assumed in business acquisitions	—	—	(41,984)	—
Payments for initial public offering costs	—	—	—	(4,396)
Reimbursements for initial public offering costs	—	—	—	5,540
Proceeds from issuance of common stock from exercise of employee stock options and employee stock purchase plans	1,441	1,566	8,955	5,114
Other stock-based compensation related	(486)	(374)	(975)	(854)
Excess tax benefit from stock-based awards	2,491	779	4,442	3,190
Other	—	—	(44)	435
Net cash provided by financing activities	321	114,904	253,148	117,679
Effect of exchange rate changes on cash and cash equivalents	(5,266)	(1,488)	(13,765)	(3,899)
Increase (decrease) in cash and cash equivalents	(692,199)	(415,549)	84,585	59,804
Cash and cash equivalents—beginning of period	911,615	550,380	134,831	75,027
Cash and cash equivalents—end of period	$219,416	$134,831	$219,416	$134,831

NONCASH FINANCING AND INVESTING ACTIVITIES
Net deferred tax assets recognized for tax basis step-up with offset to Additional paid-in capital	$366,306	$—	$366,306	$—
Note payable to Safeway contributed to Additional paid-in capital	$8,229	$—	$8,229	$—
Financing of business acquisition with contingent consideration	$—	$—	$13,100	$—

BLACKHAWK NETWORK HOLDINGS, INC.
SUPPLEMENTAL INFORMATION
(In thousands except percentages, average transaction value and per share amounts)
(Unaudited)
TABLE 1: OTHER OPERATIONAL DATA

	12 weeks ended
	March 28, 2015	March 22, 2014
Transaction dollar volume	$3,110,533	$2,187,704
Transaction count	60,280	44,638
Average transaction value	$51.60	$49.01
Prepaid and processing revenues	$278,775	$205,534
Prepaid and processing revenues as a % of transaction dollar volume	9.0%	9.4%
Partner distribution expense as a % of prepaid and processing revenues	55.7%	60.5%

TABLE 2: RECONCILIATION OF NON-GAAP MEASURES

	12 weeks ended
	March 28, 2015	March 22, 2014
Prepaid and processing revenues:
Commissions and fees	$220,402	$178,095
Program, interchange, marketing and other fees	73,104	35,665
Marketing revenues	(14,731)	(8,226)
Total prepaid and processing revenues	$278,775	$205,534
Adjusted operating revenues:
Total operating revenues	$319,731	$233,115
Issuing bank contract amendments	—	1,955
Partner distribution expense	(155,354)	(124,307)
Adjusted operating revenues	$164,377	$110,763
Adjusted EBITDA:
Net income (loss) before allocation to non-controlling interests	$4,737	$(2,884)
Interest income and other income (expense), net	801	409
Interest expense	2,757	45
Income tax expense (benefit)	2,620	(1,783)
Depreciation and amortization	15,394	10,918
EBITDA	26,309	6,705
Adjustments to EBITDA:
Employee stock-based compensation	4,989	2,670
Distribution partner mark-to-market expense	—	622
Issuing bank contract amendments	—	1,955
Change in fair value of contingent consideration	(4,139)	—
Adjusted EBITDA	$27,159	$11,952
Adjusted EBITDA margin:
Total operating revenues	$319,731	$233,115
Operating income (loss)	$10,915	$(4,213)
Operating margin	3.4%	(1.8)%
Adjusted operating revenues	$164,377	$110,763
Adjusted EBITDA	$27,159	$11,952
Adjusted EBITDA margin	16.5%	10.8%

TABLE 2: RECONCILIATION OF NON-GAAP MEASURES (continued)

	12 weeks ended
	March 28, 2015	March 22, 2014
Adjusted net income:
Income (loss) before income tax expense	$7,357	$(4,667)
Employee stock-based compensation	4,989	2,670
Distribution partner mark-to-market expense	—	622
Issuing bank contract amendments	—	1,955
Change in fair value of contingent consideration	(4,139)	—
Amortization of intangibles	6,999	5,532
Adjusted income before income tax expense	15,206	6,112
Income tax expense (benefit)	2,620	(1,783)
Tax expense on adjustments	2,921	4,134
Adjusted income tax expense before cash tax benefits	5,541	2,351
Reduction in cash taxes payable resulting from amortization of spin-off tax basis step-up	(6,618)	—
Reduction in cash taxes payable from amortization of acquisition intangibles and utilization of acquired NOLs	(2,690)	(1,372)
Adjusted income tax expense (benefit)	(3,767)	979
Adjusted net income before allocation to non-controlling interests	18,973	5,133
Net (income) loss attributable to non-controlling interests, net of tax	(31)	43
Adjusted net income attributable to Blackhawk Network Holdings, Inc.	$18,942	$5,176
Adjusted diluted earnings per share:
Net income (loss) attributable to Blackhawk Network Holdings, Inc.	$4,706	$(2,841)
Distributed and undistributed earnings allocated to participating securities	(51)	(38)
Net income (loss) attributable to common shareholders	$4,655	$(2,879)
Diluted weighted-average shares outstanding	55,416	52,095
Diluted earnings (loss) per share	$0.08	$(0.06)
Adjusted net income attributable to Blackhawk Network Holdings, Inc.	$18,942	$5,176
Adjusted distributed and undistributed earnings allocated to participating securities	(97)	(59)
Adjusted net income available for common shareholders	$18,845	$5,117
Diluted weighted-average shares outstanding	55,416	52,095
Increase in common share equivalents	—	1,597
Adjusted diluted weighted-average shares outstanding	55,416	53,692
Adjusted diluted earnings per share	$0.34	$0.10

TABLE 3: RECONCILIATION OF GAAP CASH FLOW TO FREE CASH FLOW

	12 weeks ended		53 weeks ended	52 weeks ended
	March 28, 2015	March 22, 2014	March 28, 2015	March 22, 2014
Net cash flow provided by (used in) operating activities	$(675,222)	$(519,086)	$130,168	$50,969
Changes in settlement payables and consumer and customer deposits, net of settlement receivables	660,730	484,076	(48,850)	(11,050)
Adjusted net cash provided by (used in) operating activities	(14,492)	(35,010)	81,318	39,919
Expenditures for property, equipment and technology	(13,843)	(8,538)	(45,014)	(32,456)
Free cash flow	(28,335)	(43,548)	36,304	7,463